SCHEDULE 14C
                                  (Rule 14c-2)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

         [ X ]      Preliminary Information Statement
         [   ]    Confidential, for Use of the Commission Only (as permitted by
                  Rule 14c-5(d)(2))
         [   ]    Definitive Information Statement


                                TRUE HEALTH, INC.
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (check the appropriate box):

         [X] No Fee Required.

         [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11. 1) Title of each class of securities to which transaction applies: 2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
                  4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
                  1) Amount previously paid:
                  2) Form, Schedule or Registration Statement No.: 3) Filing
                  Party: 4) Date Filed:

                                TRUE HEALTH, INC.
                                  Kelsey House
                                 77 High Street
                                    Beckenham
                                      Kent
                                     BR3 1AN
                                 United Kingdom

                     WRITTEN CONSENTS RELATING TO MERGER OF
                                TRUE HEALTH, INC.
                              (a Utah corporation)
                                      INTO
                             MEDIQUIP HOLDINGS, INC.
                             (a Nevada corporation)

         We are pleased to give you this notice that stockholders representing a majority of our outstanding voting interests have consented in writing to the reorganization of your company and changing its place of incorporation from Utah to Nevada.

         We believe this reorganization will facilitate the growth of your company by enabling it to gain business, financial and strategic advantages that are not available under our current corporate structure. The reorganization should enhance our access to capital markets and our competitiveness regarding corporate opportunities. We also believe the company should be a more attractive investment alternative to a wider range of investors.

--------------------------------------------------------------------------------

   WE ARE NOT ASKING YOU FOR A PROXY AND REQUEST THAT YOU NOT SEND US A PROXY.

-------------------------------------------------------------------------------

         Our board of directors approved and adopted a Plan and Agreement of Merger (the "Merger Plan") on March 27, 2006. Under the Merger Plan, True Health approved the merger of True Health with and into MediQuip Holdings, Inc. ("MediQuip") and the exchange of each share of True Health for one (1) share of MediQuip.

         When the reorganization is completed, the shares you own of True Health, Inc. (which we refer to as True Health) will automatically be converted into the right to receive the same number and class of shares of MediQuip Holdings, Inc., a Nevada corporation that we recently formed (which we refer to as MediQuip). The number of MediQuip shares you will own will be the same as the number of True Health shares you own immediately prior to the completion of the reorganization, and your relative economic ownership in the company will remain unchanged. After completion of the reorganization, MediQuip and its subsidiaries will continue to conduct the business now conducted by True Health and its subsidiaries.

         True Health common stock is currently traded on the Over the Counter Bulletin Board under the symbol "TRHE" and, immediately following the reorganization, MediQuip common shares will be traded on the Over the Counter Bulletin Board under a different symbol that has not yet been assigned.

         As of the close of business on March 27, 2006, the record date for shares entitled to notice of and to sign written consents in connection with the reincorporation, there were 5,146,417 shares of our common stock outstanding and 4,196,777 shares of our preferred stock outstanding. Each share of our common stock is entitled to one vote, 4,184,377 shares of our preferred stock are each entitled to eight votes and the remaining 12,400 shares of our preferred stock are not entitled to vote in connection with the reincorporation. Prior to the mailing of this Information Statement, the board of directors signed a written consent approving the reincorporation. As a result, the Merger Plan has been approved and neither a meeting of our stockholders nor additional written consents are necessary. This Information Statement will be mailed or provided to the stockholders of True Health on or about April 10, 2006.

                                  By Order of the Board of Directors,


                                  David Francis
                                  Chief Executive Officer

13



                                     SUMMARY

------------------------------------- ---------------------------------------------------------------------
    Transaction:                          Change of corporate domicile from Utah to Nevada by merger with and into our wholly owned subsidiary, MediQuip.

    Record Date:                          March 27, 2006

    Effective Date:                       May 1, 2006

    Purpose:                              The sole purpose of the transaction is to change our
                                          domicile in order to adopt the benefits of Nevada corporate law. See "Reincorporation in Nevada - Principal Reasons for
                                          Reincorporation."

    Method:                               Merger of True Health with and into our wholly owned Nevada subsidiary, MediQuip. See "Reincorporation in Nevada -
                                          Principal Features of the Reincorporation."

    Exchange Ratios:                      As of the Effective Date, one share of MediQuip common
                                          stock will be issued for each share of True Health common
                                          stock, one share of MediQuip preferred stock will be issued for each share of True Health preferred stock and one
                                          MediQuip common stock purchase warrant will be issued for
                                          each True Health common stock purchase warrant.  See
                                          "Reincorporation in Nevada - Principal Features of the
                                          Reincorporation."

    Name Change:                          Our corporate name will be changed from True Health, Inc.
                                          to MediQuip Holdings, Inc. in connection with the
                                          reincorporation. See "Comparison of
                                          Rights of Stockholders - Significant
                                          Changes in True Health's Charter and
                                          By-Laws to be Implemented by the
                                          Reincorporation - Corporate Name."

    Capitalization Change                 Our authorized shares of common stock will be increased
                                          from 100,000,000 to 490,000,000 and our authorized shares
                                          of preferred stock will be increased from 5,000,000 to
                                          10,000,000 in connection with the reincorporation.  See
                                          "Comparison of Rights of Stockholders - Significant Changes
                                          in True Health's Charter and By-Laws to be Implemented by
                                          the Reincorporation - Authorized Shares."

    Additional Information                More information is available about the Corporation free of charge from us and from the Securities and Exchange
                                          Commission.  See "Additional Information."

    Your                                  Right to Dissent: You have the right
                                          to dissent to the reincorporation and
                                          be paid for your shares. See
                                          "Dissenters' Rights" and the
                                          provisions of Utah Law contained in
                                          Exhibit C attached to this Information
                                          Statement.

------------------------------------- ---------------------------------------------------------------------


                 Questions and Answers about the Reorganization

         The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of True Health in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q:       Why was Nevada selected as the domicile of the new company?

A: Nevada corporate law is better developed and more widely respected than the corporate laws of the State of Utah and we believe that becoming a Nevada corporation will provide us with greater credibility and greater access to capital markets that we have received as a Utah corporation. We also chose Nevada because of our familiarity with Nevada and its corporate legal system because of our experience with other companies which have been incorporated in Nevada. Under current Nevada Law, a Nevada company is not required to pay taxes in Nevada on either income or capital gains. In addition, despite certain differences, the corporate legal system is such that your rights as a MediQuip shareholder will be substantially unchanged from your rights as a stockholder in True Health. We encourage you to read the section "Comparison of Rights of Stockholders" beginning on page 8 for a more detailed description of the differences between your rights under Delaware law and under Nevada Law. See "Reincorporation in Nevada - Principal Reasons for Reincorporation."

Q:     Why isn't True Health soliciting proxies relating to the Special Meeting?

A: We have received written consents from the holders of a majority of the capital stock authorized to vote on the reincorporation. Under Utah Revised Business Corporation Act ("Utah Law") and our Articles of Incorporation this transaction may be approved by the written consent of a majority of the voting interests entitled to vote on it at a meeting called for that purpose. Since we have received the written consent of the necessary number of votes to approve the reincorporation, conducting a meeting of the stockholders is not necessary and represents a substantial and avoidable expense.

Q:       How will the reorganization be accomplished?

A: True Health will merge with and into our wholly owned subsidiary, MediQuip, created specifically for the reincorporation. One new share of MediQuip common stock will be issued for each share of our common stock outstanding as of March 27, 2006, the Effective Date of the reincorporation and one share of MediQuip preferred stock will be issued for each share of True Health preferred stock outstanding as of May 1, 2006, the Effective Date of the reincorporation. The sales of shares of True Health will cease to be reported on the Over The Counter Bulletin Board and the sales of shares of MediQuip common stock will begin being reported in their place beginning on the Effective Date of the reincorporation, under a new CUSIP number and new trading symbol that have not yet been assigned. Other securities of True Health, such as options, warrants, other rights to purchase common stock, and securities exchangeable for or convertible into our common stock will be exercisable or exchangeable for securities issued by MediQuip. See "Reincorporation in Nevada - Principal Features of the Reincorporation."

Q:       How will the reincorporation affect your ownership interest of True
Health?

A: After the Effective Date of the reincorporation, the rights of the stockholders of MediQuip will be determined by Nevada Law instead of Utah Law. Immediately prior to the reincorporation, there were 5,146,417 shares of common stock outstanding and 4,196,777 shares of preferred stock outstanding. After the Effective Date and the exchange of your stock, certificates there will continue to be 5,146,417 shares of common stock outstanding and 4,184,377 shares of preferred stock outstanding. See "Reincorporation in Nevada - Significant Differences Between True Health and MediQuip" and "Interests of Management, Certain Stockholders in the Reincorporation."

Q:       What steps have been taken by the Board of Directors to insure that the reincorporation is fair to the current holders of common stock?

A: The board of directors considered various transactions to generate stockholder value, including restructuring True Health to permit continued operation and growth. True Health is presently unable to raise capital to adequately fund its operations and does not have adequate capital to actively execute its business plan. The board of directors determined that the best opportunity to generate value for the stockholders over the long term was the adoption of a Merger Plan that provides for reincorporation of True Health in a jurisdiction that provides greater operational flexibility for True Health. The Merger Plan was adopted by the board of directors on March 27, 2006. See "Reincorporation in Nevada - Exchange Ration of True Health Common Stock for MediQuip Common Stock."

Q:       How will the reincorporation affect the officers and directors of
True Health?

A:       Our officers and directors hold the same positions with MediQuip.
True Health will cease to exist and MediQuip will undertake all of the operations, assets and liabilities as of the Effective Date.

Q:       How do I exchange certificates of True Health for certificates of
MediQuip?

A: Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing shares of True Health. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing your shares of True Health to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, MediQuip will issue new certificates representing the number of whole shares of MediQuip common stock as soon as practical after the Effective Date. If you are not the record owner of your True Health shares because they are held by a brokerage or investment banker your shares of True Health will be exchanged by your broker. See "Reincorporation in Nevada - How to Exchange True Health Certificates for MediQuip Certificates."

Q:       What if I lost my True Health certificates?

A: If you lost your True Health certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

                      Cottonwood Stock Transfer Corporation
                             5899 South State Street
                           Salt Lake City, Utah 84107
                                Tel: 801-266-7151
                                Fax: 801-262-0907

Q:       Can I require True Health to purchase my stock?

A: Yes. Under the Merger Plan, MediQuip has agreed to purchase all but not less than all of the outstanding shares of True Health from any stockholder that notifies True Health prior to the Effective Date that he or she dissents and tenders certificates representing shares of True Health to MediQuip. The purchase price will be determined by the board of directors based on the fair market value of the shares immediately prior to the Effective Date. See "Dissenters' Rights" and the provisions of Utah Law contained in Exhibit C attached to the Information Statement.

Q:       Who will pay the costs of reincorporation?

A: True Health will pay all of the costs of reincorporation in Nevada, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:       Will I have to pay taxes as a result of the reorganization?

A:       We believe that the reincorporation is not a taxable event and that you will be entitled to the same aggregate basis in the shares of MediQuip that you had in our common stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION. See "Tax Matters."

Q:       Will True Health be taxed as a result of the reorganization?

A:       We do not believe that True Health should incur any U.S. federal tax as a result of the reorganization. However, we have not sought or have we received an opinion of counsel or other authoritative advice with respect to the tax consequences of the reorganization

                                TRUE HEALTH, INC.
                                  Kelsey House
                                 77 High Street
                                    Beckenham
                                      Kent
                                     BR3 1AN
                                 United Kingdom


                              INFORMATION STATEMENT


       Approximate Date Information Statement First Sent to Stockholders:
                                 April 10, 2006

         This Information Statement relates to action taken by the Stockholders of True Health, Inc., a Utah corporation ("True Health") by written consent dated as of March 27, 2006 (the "Consent"). The board of directors has prepared and distributed this Information Statement. We are not soliciting proxies or additional consents and request that you do not send proxies or consents to us for use in connection with the Consent. All expenses incurred in this Information Statement will be paid by True Health.

                   OUTSTANDING SHARES AND VOTING INTERESTS AND
                  VOTE REQUIRED FOR ADOPTION OF CERTAIN MATTERS

         As of the close of business on March 27, 2006, the record date for shares entitled to notice of and to sign written consents in connection with the reincorporation, there were 5,146,417 shares of our common stock outstanding and 4,196,777 shares of our preferred stock outstanding. Each share of our common stock is entitled to one vote, 4,184,377 shares of our preferred stock are each entitled to eight votes and the remaining 12,400 shares of our preferred stock are not entitled to vote in connection with the reincorporation. Prior to the mailing of this Information Statement, David Francis, who owns a majority of the shares of voting stock outstanding, signed written consent approving the reincorporation. As a result, the Merger Plan has been approved and neither a meeting of our stockholders nor additional written consents are necessary.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of the Corporation are as follows:

                    Name                        Age                              Position
--------------------------------------------------------------------------------------------------------------------
               David Francis                    40                 Director and Chief Executive Officer
                Ian G. Wylie                    39           Director, Chief Financial Officer and Secretary
               Nicola Rodker                    39                               Director
               Steve O'Toole                    33                               Director
               Robert Powell                    54                               Director

         David Francis has served as a director since July 2003, having previously been Managing Director and majority shareholder of Westmeria Healthcare Limited before it merged with True Health.

         Ian G Wylie, BA(Hons) FCA; joined True Health as a non-executive director on 22 September 2003. He joined full-time as an executive director on 5 January 2004. Previosly Mr Wylie had served in Corporate Finance roles for Royal Del Monte Foods International Ltd and Hambro Countrywide PLC, in addition to a number of positions as Finance Director.

         Nicola Rodker was appointed Finance Director in January 2006, having previously held the role of Finance Manager for the past 5 years. Nicola is a qualified accountant with 18 years' experience.

         Steve O'Toole was appointed director on 1 February 2005, having previously held the role of IT manager and subsequently, Head of Operations. He has experience of systems and control processes, having implemented major IT projects in the past.


         Robert Powell was appointed Director on 1 January 2006, having previously held the role of Distributor Network Manager and then National Sales Manager. He has experience in sales and marketing through distributors but specializing in the National Health Service Market Place.

                         VOTING SECURITIES AND OWNERSHIP
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table lists the beneficial ownership of shares of True Health's common stock and by (i) all persons and groups known by True Health to own beneficially more than 5% of the outstanding shares of True Health's common stock, (ii) each director, (iii) each person who held the office of chief executive officer during the last fiscal year, (iv) the four highest compensated executive officers who were serving as executive officers on December 31, 2005 and received aggregate compensation during that year in excess of $100,000, and
(v) all directors and officers as a group. None of the directors or officers of True Health owned any equity security issued by True Health's subsidiaries. Information with respect to officers, directors and their families is as of December 31, 2005 and is based on the books and records of True Health and information obtained from each individual. Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of True Health's principal executive office.

                Name and Address of                   Number and Class of       Percent of   Percent of
              Beneficial Owner(1)(3)                     Stock Owned(2)           Class        Voting
---------------------------------------------------------------------------------------------------------
David Francis                                               3,918,906             93.85%       92.99%
Chief Executive Officer, Director

Nicola Rodker                                                 34,688               .83%         .82%
Director

Steve O'Toole                                                 7,969                .19%         .19%
Director
                                                    -----------------------------------------------------
                                                            3,961,563             94.87%       94.00%
All Directors and Officers as a Group
(3 Persons)

---------------------------

(1) The address of all named persons is Kelsy House, 77 High Street, Beckenham, Kent, UK. BR3 1AN.


(2) All shares are Series A Preferred, each convertible on or after September 29, 2006 into eight (8) common shares and vote on an as converted basis of eight
(8) votes per preferred share.


(3) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). Except as otherwise noted, it is believed by True Health that all persons have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within 60 days, such as options or warrants to purchase the common stock of True Health.


                            REINCORPORATION IN NEVADA

         The following discussion summarizes certain aspects of our reincorporation in Nevada. This summary does not include all of the provisions of the Merger Plan between True Health and MediQuip, a copy of which is attached hereto as Exhibit A, or the Articles of Incorporation of MediQuip, a copy of which is attached hereto as Exhibit B. Copies of the by-laws of MediQuip are available for inspection at our principal office and we will send copies to stockholders without charge upon request.

Principal Reasons for Reincorporation

         True Health believes that the reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted Revised Statutes that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock.

         We believe our reincorporation in Nevada will save expenses for taxes and fees because Nevada imposes no corporate income taxes on corporations that are incorporated in Nevada.

Principal Features of the Reincorporation

         The reincorporation will be effected by the merger of True Health with and into our wholly owned subsidiary, MediQuip. MediQuip will be the surviving entity.

         On the Effective Date, (i) each of our stockholders will be entitled to receive one fully paid and non-assessable share of MediQuip common stock for each share of our common stock outstanding as of the Effective Date, (ii) each of our stockholders will be entitled to receive one fully paid and non-assessable preferred share of MediQuip for each share of our preferred stock outstanding as of the Effective Date, and (iii) each of our warrant and option holders will be entitled to receive one option or warrant of MediQuip for each of our warrants or options outstanding as of the Effective Date, (iv) each share of MediQuip common stock and preferred stock owned by True Health will be canceled and resume the status of authorized and unissued MediQuip common stock, and (v) True Health will cease its corporate existence in the State of Utah. We anticipate that the shares of True Health will cease trading on the first trading date following the Effective Date and shares of MediQuip will begin trading in their place but under a new CUSIP number and symbol.

         The Articles of Incorporation and by-laws of MediQuip are significantly different from the Articles of Incorporation and by-laws of True Health. Because of the differences between the Articles of Incorporation and by-laws of True Health and the laws of the State of Utah, which govern True Health, and the Articles of Incorporation and by-laws of MediQuip and the laws of the State of Nevada, which govern MediQuip, your rights as stockholders will be affected by the reincorporation. See the information under "Significant Differences between True Health and MediQuip" for a summary of the differences between the Articles of Incorporation and by-laws of True Health and the laws of the State of Utah and the Articles of Incorporation and by-laws of MediQuip and the laws of the State of Nevada.

         The board of directors and officers of MediQuip consists of the same persons that are currently our directors and officers. Our daily business operations will continue at the principal executive offices at Kelsey House, 77 High Street, Beckenham, Kent BR3 1AN United Kingdom.

Reservation of Rights

      Our board of directors reserves the right not to proceed, if, at any time prior to filing the Certificate of Merger with the Secretary of State of the State of Utah, our board of directors determines that the reincorporation is no longer in our and our stockholders' best interests.

How to Exchange True Health Certificates for MediQuip Certificates

         Enclosed are (i) a form letter of transmittal and (ii) instructions for surrender of your certificates representing our common stock in exchange for certificates representing shares of MediQuip common stock, preferred stock and warrants or options. Upon surrender of a certificate representing our common stock, preferred stock, warrants or options to MediQuip, together with a duly executed letter of transmittal, MediQuip will issue, as soon as practicable, a certificate representing the number of shares, options or warrants of MediQuip you are entitled to receive.

         If you own our shares through a nominee or in a brokerage account, you do not have a certificate to submit for exchange. Usually, your nominee or broker will submit certificates representing our shares for exchange on your behalf. We recommend that you contact your nominee or broker and confirm that a certificate is submitted for exchange.

         Because of the reincorporation in Nevada, holders of our common stock, preferred stock, warrants and options are not required to exchange their certificates for MediQuip certificates. Dividends and other distributions declared after the Effective Date with respect to common stock or preferred stock of True Health and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered common stock or preferred stock certificate of True Health, which by virtue of the reincorporation are represented thereby and such holder will be entitled to exercise any right as a shareholder of MediQuip, until such holder has surrendered the certificate of True Health. Holders of warrants or options will be entitled to exercise any right as a holder of MediQuip, until such holder has surrendered the certificate of True Health.

Capitalization

         Our authorized capital consists of 100,000,000 shares of common stock, $.01 par value and 5,000,000 shares of preferred stock, $.01 par value. As of March 27, 2006, the record date for those stockholders entitled to notice of the reincorporation, there were 5,146,417 shares of our common stock outstanding and 4,196,777 shares of our preferred stock outstanding. The authorized capital of MediQuip consists of 500,000,000 shares of capital stock divided into 490,000,000 shares of common stock, $.001 par value per share, and 10,000,000 shares of preferred stock, $.001 par value per share. As a result of the reincorporation and exchange of the common stock and preferred stock, MediQuip will have outstanding the same number of shares of common stock and the same number of shares of preferred stock. The reincorporation will not affect our total stockholder equity or total capitalization.


                      COMPARISON OF RIGHTS OF STOCKHOLDERS

         True Health was incorporated under the laws of the State of Utah and MediQuip is incorporated under the laws of the State of Nevada. On the Effective Date of the Reincorporation stockholders of True Health will become stockholders of MediQuip. Their rights as stockholders will be governed by Title 7, Chapter 78 of the Nevada Revised Statutes ("Nevada Law") and the Articles of Incorporation and by-laws of MediQuip rather than the Utah Law and the True Health Articles of Incorporation and by-laws.

Significant Changes in True Health's Charter and By-laws to be Implemented By the Reincorporation

         Corporate Name. The reincorporation will effect a change in True Health's name to MediQuip Holdings, Inc.

         Authorized Shares. The reincorporation will increase the number of common shares we are authorized to issue from 100,000,000 shares to 490,000,000 and the number of preferred shares we are authorized to issue will increase from 5,000,000 shares to 10,000,000 shares. The increased number of common and preferred shares will be available to raise capital or for compensation.

         Limitation of Liability. The Nevada Articles of Incorporation contain a provision limiting or eliminating, with certain exceptions, the liability of directors to MediQuip and its shareholders for monetary damages for breach of their fiduciary duties. The True Health Articles of Incorporation contains no similar provision. The board of directors believes that such provision will better enable MediQuip to attract and retain as directors responsible individuals with the experience and background required to direct MediQuip's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

         Indemnification. The Nevada Law authorizes broad indemnification rights which corporations may provide to their directors, officers and other corporate agents. The Nevada Articles of Incorporation reflect the provisions of Nevada Law, as amended, and, as discussed below, provide broad rights to indemnification.

         The broad scope of indemnification now available under Nevada Law will permit MediQuip to offer its directors and officers greater protection against these risks. The board of directors believes that such protection is reasonable and desirable in order to enhance MediQuip's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of MediQuip with regard to the best interests of MediQuip and its stockholders.

         Article VIII of the Nevada Articles of Incorporation are quite different from the True Health Articles of Incorporation and require indemnification of MediQuip's directors and officers to the fullest extent permitted under applicable law as from time to time in affect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of MediQuip or is or was serving at the request of MediQuip as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of MediQuip. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the Nevada Law requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay MediQuip if it is ultimately determined that he or she was not entitled to indemnification.

         Insofar as the Nevada Articles of Incorporation provide indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

         The board of directors recognizes that MediQuip may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Nevada Articles of Incorporation, which are intended to be as broad as possible under applicable law. Because directors of MediQuip may personally benefit from the indemnification provisions of the MediQuip Articles of Incorporation, the members of the board of directors may be deemed to have a personal interest in the effectuation of the reincorporation.

Significant Differences Between the Corporation Laws of Nevada and Utah

         True Health is incorporated under the laws of the State of Utah and MediQuip is incorporated under the laws of the State of Nevada. On the Effective Date of the reincorporation, the stockholders of True Health, whose rights currently are governed by Utah Law and the True Health Articles of Incorporation and the True Health by-laws, which were created pursuant to Utah Law, will become stockholders of a Nevada company, MediQuip, and their rights as stockholders will then be governed by Nevada Law and the Nevada Articles of Incorporation and the Nevada by-laws which were created under Nevada Law.

         Although the corporate statutes of Utah and Nevada are similar, certain differences exist. The most significant differences, in the judgment of the management of True Health, are summarized below. This summary is not intended to be complete, and stockholders should refer to the Nevada Law and the Utah Law to understand how these laws apply to True Health and MediQuip.

         Removal of Directors. Under Utah Law, members of a board of directors may be removed with or without cause. Removal requires the vote of a majority of the outstanding shares entitled to vote for the election of directors. Nevada Law provides that any or all directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors. Nevada does not distinguish between removal of directors with and without cause. The reincorporation may make it more difficult for the stockholders of MediQuip to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

         Special Meetings of Stockholders. Utah Law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the Articles of Incorporation or by-laws to call a special stockholder meeting or by the holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting. Nevada Law authorizes the entire board of directors, any two directors or the president to call annual and special meetings of the stockholders and directors. The Articles of Incorporation and by-laws of MediQuip provide that special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors. The authority of shareholders to call special meetings, without petitioning a court, is eliminated as a result of the reincorporation.

         Special Meetings Pursuant to Petition of Stockholders. Utah Law provides that a director or a stockholder of a corporation may apply to the district court of the State of Utah in the county of the corporation's registered office if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting or if there is no such date designated, within 13 months after the last annual meeting. Nevada Law is more restrictive. Under Nevada Law stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for the stockholders of MediQuip to require that an annual meeting be held without the consent of the board of directors.

         Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

         Utah Law permits cumulative voting unless otherwise provided for in the articles of incorporation. Nevada Law permits cumulative voting only if provided for in the articles of incorporation. The articles of incorporation of True Health do not prohibit cumulative voting, therefore, cumulative voting is permitted. The articles of incorporation of MediQuip do not permit cumulative voting, therefore, cumulative voting is not permitted. The reincorporation changes the fact that the stockholders presently have the right to cumulate their votes and after the Effective Date of the reincorporation they will not have that right.

         Vacancies. Under Utah Law, vacancies on the board of directors may be filled by the affirmative vote of a majority of the shareholders or the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada Law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum. The by-laws of both True Health and MediQuip address the election of persons to fill vacancies on the board of directors in substantially the same manner.

         Indemnification of Officers and Directors and Advancement of Expenses. Utah and Nevada have substantially similar provisions regarding indemnification by a corporation of its directors. Utah and Nevada Law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Utah Law provides that expenses incurred by an director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Utah corporation has the discretion to decide whether or not to advance expenses, unless its Articles of Incorporation or by-laws provides for mandatory advancement. Nevada Law differs in two respects: First, Nevada Law applies to advance of expenses incurred by both officers and directors. Second, under Nevada Law, the articles of incorporation, by-laws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. There will be a significant difference in stockholders' rights with respect to this issue because the by-laws of True Health do not provide for the mandatory advancement of expenses of directors and officers and the Articles of MediQuip do so provide.

         Limitation on Personal Liability of Directors. Nevada Law provides that unless the articles of incorporation provide for greater liability, a director is not liable to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Articles of Incorporation of MediQuip exclude director liability to the maximum extent allowed by Nevada Law. Nevada Law permits, and MediQuip has adopted, a broader exclusion of liability of both officers and directors to the corporation and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law or payments of dividends or distributions in excess of the amount allowed.

         Utah Law authorized the articles of incorporation, with specified exceptions, to limit the liability of a director to the corporation or to its shareholders for monetary damages for any action taken or any failure to take any action as a director. The True Health articles do not contain any provision to limit the liability of directors.

         Therefore, the reincorporation will result in the elimination of any present liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

         Dividends. Utah Law is substantially the same as Nevada Law with respect to when dividends may be paid or redemption of its shares. Under the Utah Law, unless further restricted in the Articles of Incorporation, a corporation may pay dividends redeem or repurchase its shares only if, after giving it effect: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) the corporation's total assets would be less than the sum of its total liabilities plus. Nevada Law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. The reincorporation does not significantly change the ability of MediQuip to pay dividends or other distributions that would be payable under Utah Law.

         Restrictions on Business Combinations. Nevada Law contains provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Nevada Law, a corporation is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction is approved by the board of directors of the resident domestic corporation before the date that the person first became an interested stockholder; (ii) the transaction by which the person became an interested stockholder was approved by the board of directors of the resident domestic corporation before the person became an interested stockholder; or
(iii) the business combination is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination, or any affiliate or associate of the interested stockholder proposing the combination, at a meeting called for that purpose no earlier than 3 years after the date that the person first became an interested stockholder.

         Utah Law does not regulate business combinations.

         MediQuip has opted out of the applicable Nevada statutes, therefore, the more stringent requirements of Nevada Law do not apply to mergers and combinations after the Effective Date of the reincorporation.

         Amendment to Articles of Incorporation or By-Laws. Both Utah and Nevada Law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's articles of incorporation. Both Utah and Nevada Law also provide that in addition to the vote of the stockholders, the vote of a majority of the outstanding shares of a class may be required to amend the Articles of Incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Utah and Nevada Law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the Articles of Incorporation, respectively.

         Actions by Written Consent of Stockholders. Both Utah and Nevada Law provide that, unless the Articles of Incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing. Utah Law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada Law does not require notice to the stockholders of action taken by less than all of the stockholders.

         Stockholder Vote for Mergers and Other Corporation Reorganizations. Both jurisdictions require authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation. Neither Utah nor Nevada Law require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its Articles of Incorporation) if: (a) the merger agreement does not amend the existing Articles of Incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

                       DEFENSES AGAINST HOSTILE TAKEOVERS

         The following discussion summarizes the reasons for, and the operation and effects of, certain provisions in the MediQuip Articles of Incorporation which management has identified as potentially having an anti-takeover effect. It is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the MediQuip Articles of Incorporation. Similar provisions are not contained in the True Health Articles of Incorporation of Incorporation. The reincorporation provides significant anti-takeover provisions.

         The anti-takeover provisions of the MediQuip Articles of Incorporation are designed to minimize the possibility of a sudden acquisition of control of MediQuip which has not been negotiated with and approved by the MediQuip board of directors. These provisions may tend to make it more difficult to remove the incumbent members of the board of directors. The provisions would not prohibit an acquisition of control of MediQuip or a tender offer for all of its capital stock. However, to the extent these provisions successfully discourage the acquisition of control of MediQuip or tender offers for all or part of its capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

         Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the outstanding capital stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

Authorized Shares of Capital Stock.

         The MediQuip Articles of Incorporation authorizes the issuance of up to 10,000,000 shares of serial preferred stock, without any action on the part of the stockholders. Shares of MediQuip's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of common stock (the Articles of Incorporation authorizes the issuance of up 490,000,000 shares of common stock), could represent additional capital stock required to be purchased by an acquiror. If the board of directors of MediQuip determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

Stockholder Meetings.

         Nevada Law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's articles of incorporation or by-laws. The MediQuip Articles of Incorporation provides that annual stockholder meetings may be called only by the MediQuip board of directors or a duly designated committee of the board. Although MediQuip believes that this provision will discourage stockholder attempts to disrupt the business of MediQuip between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of MediQuip

Maximum Number of Directors and Filling Vacancies on the Board of Directors.

         Nevada Law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by or in the manner described in the corporation's articles of incorporation or by-laws. MediQuip's Articles of Incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the by-laws. The power to determine the number of directors within these numerical limitations is vested in the board of directors. The effect of such provisions may be to prevent a person or entity to quickly acquiring control of MediQuip through an increase in the number of the directors and election of nominees to fill the newly created vacancies.

                               DISSENTERS' RIGHTS

         The following description of the dissenters' rights is qualified in its entirety by reference to Utah Code Annotated ss.16-10a-1320, et seq., a copy of which is set forth as Exhibit C to this Information Statement.

         Stockholders of True Health on March 27, 2006, who dissent from the merger of True Health into MediQuip by written notice prior to the Effective Date of the merger, are entitled to receive the fair market value of their shares immediately prior to the merger. A stockholder may not exercise his or her right to dissent or require True Health to purchase less than all of the shares as to which he or she has the right to vote.

         Any stockholder intending to exercise his or her right to dissent must provide True Health with written notice. The written notice must state that the stockholder intends to dissent, the name and address of the stockholder, the number and classes of shares as to which the stockholder dissents, and that the stockholder demands payment of the fair market value of the shares if the merger is approved. The written notice of dissent and certificates representing shares of the common stock of True Health as to which payment is required must be delivered to True Health at the following address before the Effective Date of the merger:

                                True Health, Inc.
                               Attn: David Francis
                          Kelsey House, 77 High Street
                                 Beckenham, Kent
                                     BR3 1AN
                                 United Kingdom

         A form of written demand is attached as Exhibit D.

         Within 10 days after the Effective Date of the merger True Health will provide each dissenting stockholder with payment of the estimated fair value of the tendered stock of True Health together with a copy of the latest available interim financial statements. If the stockholder believes the amount paid by True Health is less than the fair value of the True Health stock may notify True Health of his own estimate of the fair value and demand payment of the additional estimated amount plus interest. If the demand remains unresolved for 60 days, True Health may file a petition in the courts of Utah to determine the fair value of the shares and the amount of interest.

         Upon the Effective Date, all rights of a dissenting stockholder, except the right to receive payment of the fair value as set forth above, shall cease. A notice of dissent may be withdrawn within at any time prior to the Effective Date but may not be withdrawn after acceptance of payment of the fair market value of the shares.

                             ADDITIONAL INFORMATION

         A copy of our annual report on Form 10-KSB for the fiscal year ended January 31, 2005 and a copy of our quarter annual report on Form 10-QSB for the fiscal quarter ended October 31, 2005 is available free of charge, by written request to the corporate secretary at True Health's principal executive offices set forth above. Copies can also be obtained, free of charge, from the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549, at prescribed rates. We file documents and reports electronically through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR") which is publicly available, at not charge, through the Commission's Internet World Wide website, http://www.sec.gov.

                                   TAX MATTERS

         We have not sought or received an opinion from any person regarding the effect of the reincorporation on True Health, MediQuip or our stockholders under federal income tax laws.

         We believe that for federal income tax purposes no gain or loss will be recognized by MediQuip, True Health or the stockholders of True Health who receive MediQuip stock for their True Health stock in connection with the reincorporation. The adjusted tax basis of each whole share of MediQuip stock received by a stockholder of True Health as a result of the reincorporation will be the same as the stockholder's aggregate adjusted tax basis in the shares of True Health stock that he receives as a result of the reincorporation and his holding period for the True Health stock will be the same as the stockholder's holding period for the shares of True Health stock that he receives as a result of the reincorporation.

         The foregoing does not address the effect of the Internal Revenue Code on any person that is a bank, real estate trust, broker, dealer, investment company or otherwise subject to special tax treatment; is a foreign person; holds our stock as part of a "straddle," "synthetic security," or other security hedge position; or whose functional currency is not the United States Dollar. Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and because of the uniqueness of each individual's capital gain or loss situation, stockholders contemplating exercising statutory dissenters' rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

                                  By Order of the Board of Directors,


                                  David Francis
                                  Chief Executive Officer

Dated:   April 10, 2006

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER

                                       OF

                                TRUE HEALTH, INC.
                              (a Utah corporation)

                                       AND

                             MEDIQUIP HOLDINGS, INC.
                             (a Nevada corporation)

         PLAN AND AGREEMENT OF MERGER entered into on March 27, 2006 by True Health, Inc., a Utah corporation ("True Health"), and approved by resolution adopted by its board of directors on said date, and entered into on March 27, 2006, by MediQuip Holdings, Inc., a Nevada corporation ("MediQuip"), and approved by resolution adopted by its board of directors on said date.

         WHEREAS, True Health is a business corporation of the State of Utah;

         WHEREAS, MediQuip is a business corporation of the State of Nevada;

         WHEREAS, the Utah Revised Business Corporation Act permits a merger of a business corporation of the State of Utah with and into a business corporation of another jurisdiction;

         WHEREAS, True Health does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of a merger with and into a business corporation of the State of Nevada; and

         WHEREAS, True Health and MediQuip and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge True Health with and into MediQuip pursuant to the provisions of the Utah Revised Business Corporation Act and pursuant to the provisions of the Nevada Revised Statutes upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by True Health and approved by a resolution adopted by its board of directors and being thereunto duly entered into by MediQuip and approved by a resolution adopted by its board of directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Plan and Agreement of Merger set forth.


1. True Health shall, pursuant to the provisions of the Utah Revised Business Corporation Act and to the provisions of the Nevada Revised Statutes, be merged with and into MediQuip, which shall be the surviving corporation from and after the effective time of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Nevada Revised Statutes. The separate existence of True Health, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the Utah Revised Business Corporation Act.

2. The present Articles of Incorporation of MediQuip will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

3. The present by-laws of MediQuip will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

4. The directors and officers in office of MediQuip at the effective time of the merger shall be the members of the board of directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the merger, be converted into one (1) share of the common stock of the surviving corporation. Each issued share of the preferred stock of the terminating corporation shall, from and after the effective time of the merger, be converted into one-share of the preferred stock of the surviving corporation. Each outstanding warrant or option to purchase shares of the common stock or preferred stock of the terminating corporation shall, from and after the effective time of the merger, be converted into warrants or options to purchase the same number of shares of common stock or preferred stock of the surviving corporation for the same price and upon the same terms as the option or warrant of the terminating corporation. The surviving corporation shall not issue any certificate or script representing a fractional share of common stock but shall instead issue one full share for any fractional interest arising from the Merger. Pursuant to the laws of the State of Nevada, each share of the terminating corporation may be tendered to the surviving corporation for exchange into shares of the surviving corporation at any time after the effective time of the merger. Upon receipt of such shares of the terminating corporation, the surviving corporation shall issue a certificate for the whole shares of the surviving corporation that are issuable in exchange for the shares of the terminating corporation.

6. Stockholders of the terminating corporation shall have the same rights to notices, distributions or voting with respect to the surviving corporation until the certificates representing shares of the terminating corporation are tendered to the surviving corporation for exchange.

7. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation (other than shares of the preferred stock of the terminating corporation), each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for capital stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for capital stock of the surviving corporation on the basis of one (1) share of the capital stock of the surviving corporation for each share of capital stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for capital stock of the surviving corporation shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for capital stock of the terminating corporation.

8. In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Utah Revised Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the Nevada Revised Statutes, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Utah and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Utah and the State of Nevada and elsewhere to effectuate the merger herein provided for.

9. The board of directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the merger herein provided for.

10. The effective time of this Plan and Agreement of Merger, and the time at which the merger herein agreed shall become effective in the State of Utah and the State of Nevada, shall be on the first to occur of:

(a) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the Nevada Revised Statutes, is filed with the Secretary of State of the State of Nevada; or

(b) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the Utah Revised Statutes, is filed with the Secretary of State of the State of Utah.

11. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

12. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Utah and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of True Health and the stockholders of MediQuip, no such amendment may (a) change the rate of exchange for any shares of True Health or the types or amounts of consideration that will be distributed to the holders of the shares of stock of True Health; (b) change any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of True Health or MediQuip.

         IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated:   March 27, 2006             TRUE HEALTH, INC.
                                    a Utah corporation



                                     By:      _______________________________
                                               David Francis, President and
                                               Chief Executive Officer

                                     MEDIQUIP HOLDINGS, INC.
                                     a Nevada corporation



                                     By:      _______________________________
                                              David Francis, President and
                                              Chief Executive Officer

                                    EXHIBIT B

                            ARTICLES OF INCORPORATION
                                       OF
                             MEDIQUIP HOLDINGS, INC.
                             (A NEVADA CORPORATION)


                                    ARTICLE I
                                      Name

         The name of the Corporation is MediQuip Holdings, Inc. (herein the "Corporation").


                                   ARTICLE II
                           Registered Office and Agent

         The address of the Corporation's registered office in the State of Nevada is 613 Saddle River Court, Henderson, Nevada 89015. The name of the Corporation's registered agent at such address is Inc.Plan of Nevada.


                                   ARTICLE III
                                     Powers

         The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Nevada. The Corporation shall have all the powers of a corporation organized under the Nevada Revised Statutes.


                                   ARTICLE IV
                                      Term

         The Corporation is to have perpetual existence.


                                    ARTICLE V
                                  Capital Stock

         A. Number and Designation. The total number of shares of all classes that this Corporation shall have authority to issue shall be 500,000,000, of which 490,000,000 shall be shares of common stock, par value $0.001 per share ("Common Stock"), and 10,000,000 shall be shares of preferred stock, par value $0.001 per share ("Preferred Stock"). The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for subscriptions to, or the purchase of, the capital stock to be issued by a corporation shall be paid in such form and in such manner as the board of directors shall determine. The board of directors may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property or any benefit to the corporation, or any combination thereof. In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive. The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the corporation of such consideration. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

         A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

         B. Undesignated Common Stock. Shares of Common Stock not at the time designated as shares of a particular series pursuant to this Article (V)(B) or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series or without any distinctive designation. The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series. The board of directors shall determine the number of shares constituting each series of Common Stock and each series shall have a distinguishing designation.

         C. Common Stock. Except as provided in these Articles or the designation of any series or class of capital stock, the holders of the Common Stock shall exclusively posses all voting power. Subject to the provisions of these Articles, each holder of shares of Common Stock shall be entitled to one vote for each share held by such holders.

         Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

         In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the Common Stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the Common Stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

         Each share of Common Stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of Common Stock of the Corporation.

         D. Serial Preferred Stock. Shares of Preferred Stock not at the time designated as shares of a particular series pursuant to this Article (V)(D) or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series. The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series. The board of directors shall determine the number of shares constituting each series of Preferred Stock and each series shall have a distinguishing designation.

         Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

         E. Series A Convertible Preferred Stock. There shall be a series of Convertible Preferred Stock designated as "Series A Convertible Preferred Stock." Such series is referred to herein as the "Series A Preferred Stock."

                  1. Amount. The number of shares constituting Series A Preferred Stock shall be 4,500,000.

                  2. Stated Capital. The amount to be represented in stated capital at all times for each share of Series A Preferred Stock shall be $.001.

                  3. Rank. All shares of Series A Preferred Stock shall rank prior to all of the Corporation's Common Stock, par value $.001 per share (the "Common Stock"), now or hereafter issued, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                  4. Dividends. No dividends shall be payable to the holder of shares of Series A Preferred Stock.

                  5. Liquidation Preference.

                           (a) The liquidation value of shares of this Series,
                  in case of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, shall be $.001 per share.

                           (b) In the event of any voluntary or involuntary
                  liquidation, dissolution or winding-up of the Corporation, the holders of shares of this Series shall be entitled to receive the liquidation value of such shares held by them until the liquidation value of all shares of Series A Preferred Stock shall have been paid in full. Upon payment in full of the liquidation value to which the holders of shares of the shares of Series A Preferred Stock are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Corporation.

                           (c) Neither a consolidation or merger of the
                  Corporation with or into any other corporation, nor a merger of any other corporation with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash or securities or other property shall be considered a liquidation, dissolution or winding-up of the Corporation within the meaning of this Paragraph 5.

                  6. Voting Rights. Except as otherwise required by law, each share of outstanding Series A Preferred Stock shall entitle the holder thereof to vote on each matter submitted to a vote of the stockholders of the Corporation and to have the number of votes equal to the number (including any fraction) of shares of Common Stock into which such share of Series A Preferred Stock is then convertible pursuant to the provisions hereof at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective. Except as otherwise required by law or by this Certificate, the holders of shares of Common Stock and Series A Preferred Stock shall vote together and not as separate classes.

                  7. No Redemption. The shares of Series A Preferred Stock are not redeemable.

                  8. Conversion Provisions.

                           (a) Conversion at Option of the Holders. Provided
                  that, and only to the extent that, the Corporation has a sufficient number of shares of authorized but unissued and unreserved Common Stock available to issue upon conversion, each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time on or after September 29, 2006 into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided, initially at the rate of 8 shares of Common Stock for each full share of Series A Preferred Stock ("Conversion Ratio").

                           For the purpose of these Articles of Incorporation,
                  the term "Common Stock" shall initially mean the class designated as Common Stock, par value $.001 per share, of the Corporation as of March 1, 2006 subject to adjustment as hereinafter provided.

                           (b) Mechanics of Conversion. Any holder of shares of
                  Series A Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates for such shares of Series A Preferred Stock at the office of the transfer agent for the Series A Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects so to convert such shares of Series A Preferred Stock and specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued.

                           (c) The Conversion Ratio shall be subject to
                  adjustment as follows:

                                    (i) In case the Corporation shall (A) pay a
                           dividend or make a distribution in Common Stock, or
                           (B) subdivide or reclassify its outstanding shares of Common Stock into a greater number (but not smaller number) of shares, the Conversion Ratio in effect immediately prior thereto shall be adjusted retroactively as provided below so that the Conversion Ratio thereafter shall be determined by multiplying the Conversion Ratio at which such shares of this Series were theretofore convertible by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately following such action and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior thereto. Such adjustment shall be made whenever any event listed above shall occur and shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or reclassification.

                                    (ii) In case the Corporation shall issue
                           rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date therefor) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d)) at the record date therefor (the "Current Market Price"), or in case the Corporation shall issue other securities convertible into or exchangeable for Common Stock for a consideration per share of Common Stock deliverable upon conversion or exchange thereof less than the Current Market Price; then the Conversion Ratio in effect immediately prior thereto shall be adjusted retroactively as provided below so that the Conversion Ratio therefor shall be equal to the price determined by multiplying the Conversion Ratio at which shares of this Series were theretofore convertible by a fraction of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such convertible or exchangeable securities, rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase and of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such shares, convertible or exchangeable securities, rights or warrants plus the number of additional shares of Common Stock which the aggregate offering price of the number of shares of Common Stock so offered would purchase at the Current Market Price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d). Such adjustment shall be made whenever such convertible or exchangeable securities rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such securities. However upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Ratio pursuant to this subclause
                           (ii), if any such right or warrant shall expire and shall not have been exercised, the Conversion Ratio shall be recomputed immediately upon such expiration and effective immediately upon such expiration shall be increased to the price it would have been (but reflecting any other adjustments to the Conversion Ratio made pursuant to the provisions of this clause
                           (d) after the issuance of such rights or warrants) had the adjustment of the Conversion Ratio made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

                                    (iii) In case the Corporation shall
                           distribute to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) shares of capital stock (other than Common Stock), evidences of its indebtedness or assets (excluding cash dividends) or rights to subscribe (excluding those referred to in subclause (ii) of this clause (d)), then in each such case the number of shares of Common Stock into which each share of this Series shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of this Series was theretofore convertible by a fraction of which the numerator shall be the number of outstanding shares of Common Stock multiplied by the Current Market Price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d)) on the date of such distribution and of which the denominator shall be the product of the number of outstanding shares of Common Stock and the Current Market Price per share of Common Stock, less the aggregate fair market value (as determined by the board of directors of the Corporation, whose determination shall be conclusive, and described in a statement filed with the transfer agent for the shares of this Series) of the capital stock, assets or evidences of indebtedness so distributed or of such subscription rights. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

                                    (iv) For the purpose of any computation
                           under subclause (ii) and (iii) of this clause (d), the Current Market Price per share of Common Stock at any date shall be deemed to be the average Sale Price for the thirty consecutive trading days commencing forty-five trading days before the day in question. As used herein, "Sale Price" means the closing sales price of the Common Stock (or if no sale price is reported, the average of the high and low bid prices) as reported by the principal national or regional stock exchange on which the Common Stock is listed or, if the Common Stock is not listed on a national or regional stock exchange, as reported by national Association of Securities Dealers Automated Quotation System and if not so reported then as reported by the Electronic Bulletin Board or the National Quotation Bureau Incorporated.

                                    (v) No adjustment in the Conversion Ratio
                           shall be required (i) in the case of a combination or reclassification of the Common Stock into a smaller number of shares, or (ii) unless such adjustment would require an increase or decrease of at least 1% in the price then in effect; provided, however, that any adjustments which by reason of this subclause (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph 8 shall be made to the nearest cent.

                                    (vi) In the event that, at any time as a
                           result of an adjustment made pursuant to subclause
                           (i) or subclause (iii) of this clause (d), the holder of any share of this Series thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of the Common Stock, thereafter the number of such other shares so receivable upon conversion of any share of this Series shall be subject to adjustment from time to time in a manner and on the terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subclauses
                           (i) through (v) of this clause (d), and the other provisions of this clause (d) with respect to the Common Stock shall apply on like terms to any such other shares.

                                    (vii) Whenever the conversion rate is
                           adjusted, as herein provided, the Corporation shall promptly file with the transfer agent for this Series, a certificate of an officer of the Corporation setting forth the conversion rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. Such certificate shall be conclusive evidence of the correctness of such adjustment. The Corporation shall promptly cause a notice of the adjusted conversion rate to be mailed to each registered holder of shares of this Series.

                           (e) If any of the following events occur, namely (i)
                  any reclassification or change (other than a combination or reclassification into a smaller number of shares) of outstanding shares of Common Stock issuable upon conversion of shares of this Series (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision) or (ii) any consolidation or merger to which the Corporation is a party (other than a consolidation or merger to which the Corporation is the continuing corporation and which does not result in any classification of, or change (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision) in, outstanding shares of Common Stock); then the Corporation or such successor, as the case may be, shall provide in its Certificate of Incorporation that each share of this Series shall be convertible into the kind and amount of shares of stock and other securities or property receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock issuable upon conversion of each such share of this Series immediately prior to such reclassification, change, consolidation or merger. Such Certificate of Incorporation shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in clause (d). The Corporation shall cause notice of the execution of any such event contemplated by this paragraph to be mailed to each holder of shares of this Series As soon as practicable.

                           The above provisions of this clause (e) shall
                  similarly apply to successive reclassifications, consolidations and mergers.

                           (f) By duly adopted resolution of its board of
                  directors, the Corporation at any time may increase the Conversion Ratio, temporarily or otherwise, by any amount, but in no event shall such Conversion Ratio require the issuance of Common Stock for less than the par value of the Common Stock at the time such reduction is made.

                           Whenever the Conversion Ratio is increased pursuant
                  to this subclause (f), the Corporation shall mail to the holders a notice of the increased Conversion Ratio. The notice shall state the increased Conversion Ratio and the period it will be in effect.

                           An increase in the Conversion Ratio does not change
                  or adjust the Conversion Ratio otherwise in effect for purposes of subclauses (d) and (e) of this paragraph 8.

                  9. Protective Provisions.

                           (a) Reservation of Shares; Transfer Taxes; Etc. The
                  Corporation shall at all times serve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Series A Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Delaware, increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then outstanding shares of Series A Preferred Stock.

                           If the Common Stock is listed on the New York Stock
                  Exchange or any other national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Series A Preferred Stock.

                           The Corporation will pay any and all issue or other
                  taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Series A Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that which the shares of Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                           (b) Class Voting Rights. So long as the Series A
                  Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of all outstanding Series A Preferred Stock voting separately as a class, (i) amend, alter or repeal (by merger or otherwise) any provision of these Articles of Incorporation or the by-laws of the Corporation, as amended, so as adversely to affect the relative rights, preferences, qualifications, limitations or restrictions of the Series A Preferred Stock, (ii) authorize or issue, or increase the authorized amount of, any additional class or series of stock, or any security convertible into stock of such class or series, ranking prior to the Series A Preferred Stock in respect of the payment of dividends or upon liquidation, dissolution or winding up of the Corporation or (iii) effect any reclassification of the Series A Preferred Stock. A class vote on the part of the Series A Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Corporation's board of directors) in connection with: (a) the authorization, issuance or increase in the authorized amount of any shares of any other class or series of stock which ranks junior to, or on a parity with, the Series A Preferred Stock in respect of the payment of dividends and distributions upon liquidation, dissolution or winding up of the Corporation; or (b) the authorization, issuance or increase in the amount of any bonds, mortgages, debentures or other obligations of the Corporation.

                           The affirmative vote or consent of the holders of a
                  majority of the outstanding Series A Preferred Stock, voting or consenting separately as a class, shall be required to (a) authorize any sale, lease or conveyance of all or substantially all of the assets of the Corporation, or (b) approve any merger, consolidation or compulsory share exchange of the Corporation with or into any other person unless (i) the terms of such merger, consolidation or compulsory share exchange do not provide for a change in the terms of the Series A Preferred Stock and (ii) the Series A Preferred Stock is, after such merger, consolidation or compulsory share exchange on a parity with or prior to any other class or series of capital stock authorized by the surviving corporation as to dividends and upon liquidation, dissolution or winding up other than any class or series of stock of the Corporation prior to the Series A Preferred Stock as may have been created with the affirmative vote or consent of the holders of at least 66-2/3% of the Series A Preferred Stock (or other than a class or series into which such prior stock is converted as a result of such merger, consolidation or share exchange).

                  10. Outstanding Shares. For purposes of these Articles of Incorporation, all shares of Series A Preferred Stock shall be deemed outstanding except (i) from the date of surrender of certificates representing all shares of Series A Preferred Stock converted into Common Stock; and (ii) from the date of registration of transfer, all shares of Series A Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.

                  11. Certain Definitions. As used in these Articles, the following terms shall have the following respective meanings:

                           "Affiliate" of any specified person means any other
                  person directly or indirectly controlling or controlled by or under common control with such specified person. For purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities or otherwise; and the term "controlling" and "controlled" having meanings correlative to the foregoing.

                           "Common Stock" shall mean any stock of the
                  Corporation which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation and which is not subject to redemption by the Corporation. However, Common Stock issuable upon conversion of shares of this series shall include only shares of the class designated as common Shares as of the original date of issuance of shares of this Series, or shares f the Corporation of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation and which are not subject to redemption by the Corporation; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from such reclassifications bears to the total number of shares of all classes resulting from all such reclassifications.

F. Series B Convertible Preferred Stock. There shall be a series of Convertible Preferred Stock designated as "Series B Convertible Preferred Stock." Such series is referred to herein as the "Series B Preferred Stock."

                  1. Amount. The number of shares constituting Series B Preferred Stock shall be 22,000 and the amount to be represented in stated capital at all times for each share of Series B Preferred Stock shall be $.001.

                  2.  Dividends

                           A. General. The holders of the Series B Preferred
                  Stock shall be entitled to receive cumulative dividends at 250 basis points (2.50%) above the prime rate published from time to time by Citibank, N.A. of the Face Amount per annum (the "Dividend"). Such cumulative Dividends shall be payable quarterly in arrears within three Business Days of the last day of each April, July, October and January, commencing April 22, 2006, in cash or additional Series B Preferred Shares, at the Corporation's option. Dividends on the Series B Preferred Stock shall accrue and be cumulative on a daily basis from the date of issuance (with appropriate proration for any partial dividend period), whether or not earned and whether or not in any dividend period there shall be surplus or net profits of the Corporation legally available for the payment of such dividends.

                           B. Payment of Dividend in Series B Preferred Shares.
                  Should the Corporation elect to pay accrued but unpaid Dividends in additional shares of Series B Preferred Stock, the number of Series B Preferred Shares to which the Holder shall be entitled will be equal to the aggregate cash value of such unpaid Dividends, divided by the Face Amount.

3. Certain Definitions. For purposes of these Articles of Incorporation, the following terms shall have the following meanings:

                  A. "Business Day" means any day other than a Saturday, Sunday or a day on which banks in New York are permitted or required by law to be closed.

                  B. "Conversion Price" means $0.0625 per share.

                  C. "Holders" means the initial Holders of the Series B Preferred Stock and their transferees.

                  D. "Material Adverse Change" means the occurrence of a material adverse change or development in the business, properties, operations, financial condition, results of operation or prospects of the Corporation.

         4.  Conversion

                  A. Conversion at the Option of Holder. Two years from the date of issue, each outstanding share of Series B Preferred Stock shall automatically be converted, without cost, on the terms set forth in this section 4 into a number of fully paid and nonassessable shares of Common Stock determined by dividing the aggregate Face Amount of the Series B Preferred Shares being converted by the Conversion Price. The Conversion Price is subject to adjustment as provided in section 10.

                  B. Mechanics of Conversion. To convert the Series B Preferred Shares, a Holder shall: (i) fax (or otherwise deliver by other means resulting in notice) a copy of the fully executed Notice of Conversion in the form of Exhibit A hereto to the Corporation and (ii) within three (3) Business Days surrender or cause to be surrendered to the Corporation (or satisfy the provisions of section 13(a), if applicable) the certificates representing the Series B Preferred Stock being converted (the "Series B Preferred Stock Certificates") accompanied by duly executed stock powers and the original executed version of the Notice of Conversion. The date of the Corporation's receipt of the Notice of Conversion described in clause (i) shall be the "Conversion Date."

                  C. Conversion Disputes. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock as are not disputed in accordance with the other provisions of this section 4. If such dispute involves the calculation of the Conversion Price, the Corporation shall submit the disputed calculations to an independent accounting firm of national standing, acceptable to Holder, via facsimile within two (2) Business Days of receipt of the Notice of Conversion. The accounting firm shall audit the calculations and notify the Corporation and the Holder of the results no later than two (2) Business Days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Corporation shall then issue the appropriate number of shares of Common Stock in accordance with this section 4.

                  D. Timing of Conversion. No later than the third Business Day following the Conversion Date (the "Delivery Period"), provided that the Corporation has received prior to such date the Series B Preferred Stock Certificates (or the Holder has satisfied the provisions of section 13(a), if applicable), the Corporation shall deliver to the Holder (or at its direction) (x) that number of shares of Common Stock issuable upon conversion of the number of Series B Preferred Shares being converted and (y) a certificate representing the number of Series B Preferred Shares not being converted, if any. The person or persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares at the close of business on the Conversion Date and such shares shall be issued at such time, unless the Notice of Conversion is revoked as provided in section 4(d). The Delivery Period shall be extended until the Business Day following the date of delivery to the Corporation of the Series B Preferred Stock Certificates to be converted or satisfaction of the provisions of section 13(a), if applicable.

                  E. Revocation of Notice of Conversion. In addition to any other remedies which may be available to the Holder, in the event the Corporation fails for any reason to effect delivery to the Holder of certificates representing the shares of Common Stock receivable upon conversion of the Series B Preferred Shares (or, solely as expressly permitted pursuant to Sections V(B) and V(E), to effect a Cash Conversion (as defined below)) by the Business Day following the expiration of the Delivery Period (which certificates shall be unlegended after the Conversion Date), the Holder may revoke the Notice of Conversion by delivering a notice to such effect to the Corporation. Upon receipt by the Corporation of such a revocation notice, the Corporation shall immediately return the subject Series B Preferred Stock certificates and other conversion documents, if any, delivered by Holder, to the Holder, and the Corporation and the Holder shall each be restored to their respective positions held immediately prior to delivery of the Notice of Conversion; provided however, that the Corporation shall remain liable for payment of the amounts determined pursuant to Corporation(a) hereof for each day falling between the trading day following the Delivery Period and the date of the revocation notice is received by the Corporation, and shall also remain liable for any damages suffered by Holder.

                  F. Stamp, Documentary and Other Similar Taxes. The Corporation shall pay all stamp, documentary, issuance and other similar taxes which may be imposed with respect to the issuance and delivery of the shares of Common Stock pursuant to conversion of the Series B Preferred Stock; provided that the Corporation will not be obligated to pay stamp, transfer or other taxes resulting from the issuance of Common Stock to any person other than the registered holder of the Series B Preferred Stock.

                  G. No Fractional Shares. No fractional shares of Common Stock are to be issued upon the conversion of Series B Preferred Stock, but the Corporation shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Closing Bid Price on the Conversion Date of a share of Common Stock; provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

                  H. Electronic Transmission. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Corporation's transfer agent is participating in the Depository Trust Corporation ("DTC") Fast Automated Securities Transfer program (the "FAST Program"), upon request of a Holder who shall have previously instructed such Holder's prime broker to confirm such request to the Corporation's transfer agent and upon the Holder's compliance with section 4(b), the Corporation shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. Subject to the foregoing, the Corporation will use its commercially reasonable efforts to maintain the eligibility of its Common Stock for the FAST Program.

                  I. Five Percent Holdings. Notwithstanding anything to the contrary contained herein, the Series B Preferred Stock shall not be convertible by a Holder to the extent (but only to the extent) that, if convertible by such Holder, such Holder, or any of its affiliates (as defined under Rule 12b-2 of the Securities Exchange Act of 1934, as amended), would beneficially own in excess of 4.9% of the shares of Common Stock (the "4.9% Limitation"). To the extent the foregoing limitation applies, the determination of whether Series B Preferred Stock shall be convertible (vis-a-vis other securities owned by such Holder) and of which Series B Preferred Stock shall be convertible (as among shares of Series B Preferred Stock) shall be in the sole discretion of the Holder and submission of the Series B Preferred Stock for conversion shall be deemed to be the Holder's determination of whether such Series B Preferred Stock is convertible (vis-a-vis other securities owned by such Holder) and of which shares of Series B Preferred Stock are convertible (as among shares of Series B Preferred Stock), subject to such aggregate percentage limitation. No prior inability to convert Series B Preferred Stock pursuant to this Section shall have any effect on the applicability of the provisions of this Section with respect to any subsequent determination of convertibility. For the purposes of this Section, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be made in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and regulation 13D and G thereunder. The provisions of this Section may be implemented in a manner otherwise than in strict conformity with the terms of this Section with the approval of the board of directors of the Corporation and a Holder: (i) with respect to any matter to cure any ambiguity herein, to correct this subsection (or any portion thereof) which may be defective or inconsistent with the intended 4.9% beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such 4.9% limitation; and (ii) with respect to any other matter, with the further consent of the holders of majority of then outstanding shares of Common Stock. The Provisions of this Section may be waived by a Holder upon ninety (90) days prior written notice from such Holder to the Corporation, including, without limitation, a limited waiver to increase the 4.9% limit herein contained to any other percentage specified by Holder. The limitations contained in this Section shall apply to a successor Holder of Series B Preferred Stock if, and to the extent, elected by such successor Holder concurrently with its acquisition of such Series B Preferred Stock, such election to be promptly confirmed in writing to the Corporation (provided no transfer or series of transfers to a successor Holder or Holders shall be used by a Holder to evade the limitations contained herein).

         5. Reservation of Authorized Shares of Common Stock; Limitation on Number of Conversion Shares

                  A. Reservation of Common Stock. Subject to the provisions of this Article V, the Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock a sufficient number of shares of Common Stock to provide for the conversion of all outstanding Series B Preferred Shares upon issuance of shares of Common Stock (the "Reserved Amount"). The Reserved Amount shall be allocated among the Holders as provided in section 5(c). If the Reserved Amount for any three (3) consecutive trading days (the last of such three (3) trading days being the "Authorization Trigger Date") is less than one hundred percent (100%) of the number of shares of Common Stock issuable on such trading days upon conversion of the outstanding Series B Preferred Stock (without giving effect to any limitation on conversion or exercise thereof) then the Corporation shall immediately notify the Holders of such occurrence and shall immediately take all necessary action (including stockholder approval to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to one hundred percent (100%) of the number of shares of Common Stock issuable upon conversion of the outstanding Series B Preferred Stock and (without giving effect to any limitation on conversion or exercise thereof).

                  B. Limitation on Number of Shares of Common Stock to be Issued. (i) Unless the Stockholder Approval (as defined below) is obtained, the Corporation shall not be obligated to issue, in the aggregate, more than 9,000,000 shares of Common Stock upon conversion of the Series B Preferred Shares (the "Common Share Limit"), such amount to be proportionally and equitably adjusted from time to time in the event of stock splits, stock dividends, combinations, reverse stock splits, reclassifications, capital reorganizations and similar events relating to the Common Stock). If the Stockholder Approval has not been obtained at any time that the Common Share Limit with respect to any Holder has been reached, Notices of Conversion by such Holder shall be honored by payment to such Holder of cash in an amount equal to the Conversion Price multiplied by the number of shares of Common Stock which would be issuable in satisfaction of the applicable Notice of Conversion (such payment being referred to herein as a "Cash Conversion"). (ii) If the Stockholder Approval has been obtained at any time, the Corporation shall have the right, subject to delivery of the notice required by section 5(e) below, to honor any Notices of Conversion for shares of Common Stock in excess of the Common Share Limit by (a) delivery of shares of Common Stock or (b) by Cash Conversion.

                  C. Allocation of Reserved Amount, Common Share Limit. The Reserved Amount and the Common Share Limit shall be allocated among the Initial Holders according to the number of Series B Preferred Shares issued to each such Holder. Any shares of Common Stock which were initially allocated to any Holder remaining after such Holder no longer owns any Series B Preferred Shares shall be allocated among the remaining Holders pro rata, based on the number of Series B Preferred Shares then held by such Holders.

                  D. Share Authorization. The Corporation shall solicit by proxy the authorization (the "Stockholder Approval") by the stockholders of the Corporation of the issuance of shares of Common Stock upon conversion of shares of Series B Preferred Stock pursuant to the terms hereof in the aggregate in excess of twenty (20) percent of the outstanding shares of Common Stock and to eliminate any prohibitions under the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or any of its securities on the Corporation's ability to issue shares of Common Stock in excess of the Common Share Limit and use its commercially reasonable efforts to obtain the Stockholder Approval no later than one hundred and twenty
         (120) days following the date of the First Closing.

                  E. Obligation to Notify. If the Corporation has not received the Stockholder Approval by the date that is one hundred and twenty
         (120) days following the First Closing, the Corporation shall, on or prior to such date, notify the Holders. The Corporation shall immediately notify the Holders if, at any time, the Stockholder Approval is obtained. Following receipt of Stockholder Approval, the Corporation shall have the right, by notice to all of the Holders not less than five (5) Business Days prior to the first day of any month, to elect to honor all Notices of Conversion solely by Cash Conversion (and not by delivery of Common Stock) during such month. Each such notice (a "Notice of Cash Conversion") shall be effective only with respect to the single month designated therein, and shall specify, as of the date of delivery of such notice, the unissued portion of the Common Share Limit of the Holder to whom such notice is being delivered.

         6.  Failure to Convert

                  A. Conversion Defaults. If, at any time, (x) the Conversion Date has occurred and the Corporation fails for any reason to deliver, on or prior to the fifth Business Day following the expiration of the Delivery Period for such conversion, such number of shares of Common Stock to which such Holder is entitled upon such conversion, or (y) the Corporation provides notice (including by way of public announcement) to any Holder at any time of its intention not to issue shares of Common Stock upon exercise by any Holder of its conversion rights in accordance with the terms of these Articles of Incorporation (other than because such issuance would exceed such Holder's allocated portion of the Reserved Amount) (each of (x) and (y) being a "Conversion Default"), then the Corporation shall pay to the affected Holder, in the case of a Conversion Default described in clause (x) above, and to all Holders, in the case of a Conversion Default described in clause
         (y) above, an amount equal to 1% of the Face Amount of the Series B Preferred Stock with respect to which the Conversion Default exists (which amount shall be deemed to be the aggregate Face Amount of all outstanding Series B Preferred Stock in the case of a Conversion Default described in clause (y) above) for each five days thereafter until the Cure Date. "Cure Date" means (i) with respect to a Conversion Default described in clause (x) of its definition, the date the Corporation effects the conversion of the portion of the Series B Preferred Stock submitted for conversion and (ii) with respect to a Conversion Default described in clause (y) of its definition, the date the Corporation undertakes in writing to issue Common Stock in satisfaction of all conversions of Series B Preferred Stock in accordance with the terms of these Articles of Incorporation (provided that the Corporation thereafter so performs such obligations). The Corporation shall promptly provide each Holder with notice of the occurrence of a Conversion Default with respect to any of the other Holders. Notwithstanding anything in this section 6(a) or anywhere else in this Agreement to the contrary, no Conversion Default shall be deemed to occur if, prior to expiration of the Delivery Period, the Corporation has made to the Holder the cash payment permitted to be made pursuant to section 5(b) following issuance to such Holder of such Holder's allocated portion of the Common Share Limit.

                  B. Conversion Default Payments. The payments to which a Holder shall be entitled pursuant to section 6(a) are referred to herein as "Conversion Default Payments." Conversion Default Payments shall be paid in cash within two (2) Business Days of written demand from a Holder. Such payment shall be made in accordance with and be subject to the provisions of section 13(b).

         7.  Redemption Due to Certain Events

                  A. Redemption Events. A "Redemption Event" means any one of the following: (i) the Common Stock (including any of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock or required from time to time to be reserved pursuant to these Articles of Incorporation) is suspended from trading on, or is not listed (and authorized) for trading on, the Electronic Bulletin Board, Nasdaq, the Nasdaq Small Cap Market, the American Stock Exchange, or the New York Stock Exchange for an aggregate of ten (10) trading days in any twelve
         (12) month period; (ii) the Corporation fails, and any such failure continues uncured for seven (7) Business Days after the Corporation has been notified thereof in writing by the Holder, to remove any restrictive legend on any certificate for any shares of Common Stock issued after the Conversion Date to the Holders upon conversion of the Series B Preferred Stock as and when required by these Articles of Incorporation; (ii) the Corporation breaches any material covenant or other material term of these Articles of Incorporation, the breach of which would have a material adverse effect on the Corporation or the rights of the Holder with respect to its shares of Series B Preferred Stock or the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, and such breach continues for a period of five (5) Business Days after written notice thereof to the Corporation;
         (iii) any representation or warranty of the Corporation made in any agreement, statement or certificate given in writing in connection with the issuance of the Series B Preferred Stock, shall be false or misleading in any material respect when made and the breach of which has had or could reasonably be expected to have a material adverse effect on the Corporation or on the Holder with respect to its investment in the shares of Series B Preferred Stock or the shares of Common Stock issuable upon conversion of the Series B Preferred Stock; or (iv) the Corporation fails to increase the Reserved Amount (A) within ten (10) days following an Authorization Trigger Date if such increase requires solely approval of the Corporation's board of directors or (B) otherwise within sixty (60) days thereafter.

                  B. Redemption By Holder. Following the occurrence of a Redemption Event, each Holder shall have the right to elect at any time and from time to time by delivery of a Redemption Notice (as defined herein) to the Corporation while such Redemption Event continues, to require the Corporation to purchase for cash for an amount per share equal to the Redemption Amount (as defined herein) any or all of then outstanding shares of Series B Preferred Stock, together with accrued and unpaid dividends thereon and any Conversion Default Payments applicable thereto, held by such Holder. The "Redemption Amount" with respect to a share of Series B Preferred Stock means an amount equal to
         1.3 times the aggregate Face Amount of the Series B Preferred Shares for which a demand is being made.

                  C. Optional Redemption by the Corporation. The Corporation may not redeem or call the Series B Preferred Stock without the consent of the Holder of the Series B Preferred Stock.

         8.  Rank; Participation

                  A. Rank. All shares of the Series B Preferred Stock shall rank
         (i) prior to the Common Stock; (ii) prior to any class or series of capital stock of the Corporation now outstanding or hereafter created (unless, with the consent of a majority of the Holders obtained in accordance with section 12 hereof, such hereafter created class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series B Preferred Stock) (collectively, with the Common Stock, "Junior Securities"); and (iii) pari passu with any class or series of capital stock of the Corporation hereafter created (with the consent of a majority of the Holders obtained in accordance with section 12 hereof) specifically ranking, by its terms, on parity with the Series B Preferred Stock (the "Pari Passu Securities"); and (iv) junior to any class or series of capital stock of the Corporation hereafter created (with the consent of a majority of the Holders obtained in accordance with section 12 hereof) specifically ranking, by its terms, senior to the Series B Preferred Stock (the "Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                  B. Participation. Subject to the rights of the holders (if any) of Pari Passu Securities and Senior Securities, the Holders shall, as such Holders, be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if such Holders had converted their shares of Series B Preferred Stock into Common Stock (without regard to any limitations on conversion herein or elsewhere contained) and had been issued such Common Stock on the day before the record date for said dividend or distribution. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

         9.  Liquidation Preference

                  A. Liquidation of the Corporation. If the Corporation shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty
         (60) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (a "Liquidation Event"), no distribution shall be made to the Holders of any shares of capital stock of the Corporation (other than Senior Securities and, together with the Holders of Series B Preferred Stock the Pari Passu Securities) upon liquidation, dissolution or winding up unless prior thereto the Holders shall have received the Liquidation Preference (as herein defined) with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders and holders of Pari Passu Securities shall be insufficient to permit the payment to such Holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series B Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.

                  B. Certain Acts Not a Liquidation. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other entity nor the sale or transfer by the Corporation of less than substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation.

                  C. Definition of Liquidation Preference. The "Liquidation Preference" with respect to a share of Series B Preferred Stock means an amount equal to the Face Amount thereof plus any other amounts that may be due from the Corporation with respect thereto pursuant to these Articles of Incorporation through the date of final distribution. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the Designation filed in respect thereof.

         10. Adjustments to the Conversion Price; Certain Protections. The Conversion Price shall, in order to accomplish the results contemplated in these Articles of Incorporation, be subject to adjustment from time to time as follows:

                  A. Stock Splits, Stock Dividends, Etc. If at any time when shares of Series B Preferred Stock are outstanding, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock shall be proportionately increased. In such event, the Corporation shall notify the Corporation's transfer agent of such change on or before the effective date thereof. However, if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock shall not be reduced.

                  B. Certain Public Announcements. In the event that (i) the Corporation makes a public announcement that it intends to consolidate or merge with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged and there is no distribution thereof) or to sell or transfer all or substantially all of the assets of the Corporation or
         (ii) any person, group or entity (including the Corporation) publicly announces a tender offer in connection with which such person, group or entity seeks to purchase 50% or more of the Common Stock (the date of the announcement referred to in clause (i) or (ii) of this paragraph is hereinafter referred to as the "Announcement Date"), then the Conversion Price shall, effective upon the Announcement Date and continuing through the consummation of the proposed tender offer or transaction or the Abandonment Date (as defined below), be equal to the lesser of (x) the Conversion Price calculated as provided in section 4 the (y) the Conversion Price which would have been applicable for Conversion occurring on the Announcement Date. From and after the Abandonment Date, as the case may be, the Conversion Price shall be determined as set forth in section 4. The "Abandonment Date" means with respect to any proposed transaction or tender offer for which a public announcement as contemplated by this paragraph has been made, the date which is seven (7) trading days after the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer which causes this paragraph to become operative.

                  C. Major Transactions. If the Corporation shall consolidate with or merge into any corporation or reclassify its outstanding shares of Common Stock (other than by way of subdivision or reduction of such shares) (each a "Major Transaction"), then each Holder shall thereafter be entitled to receive consideration, in exchange for each share of Series B Preferred Stock held by it, equal to the greater of, as determined in the sole discretion of such Holder: (i) the number of shares of stock or securities or property of the Corporation, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"), to which a Holder of the number of shares of Common Stock delivered upon conversion of such shares of Series B Preferred Stock would have been entitled upon such Major Transaction had the Holder's Series B Preferred Shares been converted (without regard to any limitations on conversion herein contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of such Major Transaction, and the Corporation shall make lawful provision therefore as a part of such consolidation, merger or reclassification; and (ii) 125% of the Face Amount of such shares of Series B Preferred Stock in cash. No sooner than ten (10) days nor later than five (5) days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Corporation shall deliver written notice ("Notice of Major Transaction") to each Holder, which Notice of Major Transaction shall be deemed to have been delivered one
         (1) Business Day after the Corporation's sending such notice by telecopy (provided that the Corporation sends a confirming copy of such notice on the same day by overnight courier). Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction Consideration which such Holder would receive under clause (i) of this section 10(c). If the Major Transaction Consideration does not consist entirely of United States dollars, such Holder may elect to receive United States dollars in an amount equal to the value, determined by a reputable accounting firm selected by the Corporation that is reasonably acceptable to a majority of the Holders of the Major Transaction Consideration in lieu of the Major Transaction Consideration which does not consist entirely of United States Dollars, by delivering notice of such election to the Corporation within five
         (5) days of the Holder's receipt of the Notice of Major Transaction.

                  D. Issuance of Other Securities. If, at any time after the First Closing the Corporation shall issue any securities which are convertible into or exchangeable for Common Stock ("Convertible Securities") either (i) at a conversion or exchange rate based on a discount from the market price of the Common Stock at the time of conversion or exercise or (ii) with a fixed conversion or exercise price less than the Conversion Price, then, at the Holder's option: (x) in the case of clause (i), the Conversion Price in respect of any conversion of Series B Preferred Stock after such issuance shall be calculated utilizing the greatest discount applicable to any such Convertible Securities, to the extent such calculation would result in a lower Conversion Price; and (y) in the case of clause (ii), the Conversion Price will be reduced to such lesser conversion or exercise price, to the extent that this would result in a lower Conversion Price.

                  E. Adjustment Due to Distribution. If at any time, the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e. a spin-off) (a "Distribution"), then the Conversion Price shall be equitably adjusted to take account of such distribution.

                  F. Purchase Rights. If at any time, the Corporation issues any Convertible Securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock, then the Holders will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series B Preferred Stock (without regard to any limitations on conversion or exercise herein or elsewhere contained) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  G. Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this section 10, the Corporation, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series B Preferred Stock.

         11. Voting Rights. No holder of the Series B Preferred Stock shall be entitled to vote on any matter submitted to the shareholders of the Corporation for their vote, waiver, release or other action, except as may be otherwise expressly required by law.

         12. Protective Provisions. So long as any Series B Preferred Shares are outstanding, the Corporation shall not, without first obtaining the approval of a majority of the Holders: (a) alter or change the rights, preferences or privileges of the Series B Preferred Stock; (b) alter or change the rights, preferences or privileges of any capital stock of the Corporation so as to affect adversely the Series B Preferred Stock; (c) create any Senior Securities;
(d) create any Pari Passu Securities; (e) increase the authorized number of shares of Series B Preferred Stock; (f) redeem or declare or pay any cash dividend or distribution on any Junior Securities, or (g) do any act or thing not authorized or contemplated by these Articles of Incorporation which would result in any taxation with respect to the Series B Preferred Stock under
Section 305 of the Internal Revenue Code of 1986, as amended, or any comparable provision of the Internal Revenue Code as hereafter from time to time amended, (or otherwise suffer to exist any such taxation as a result thereof).

         13.  Miscellaneous Provisions

                  A. Lost or Stolen Certificates. Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Series B Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Corporation, or (z) in the case of mutilation, upon surrender and cancellation of the Series B Preferred Stock Certificate(s), the Corporation shall execute and deliver new Series B Preferred Stock Certificate(s) of like tenor and date. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Series B Preferred Stock Certificate(s) if the Holder contemporaneously requests the Corporation to convert such Series B Preferred Stock.

                  B. Statements of Available Shares. Upon request, the Corporation shall deliver to each Holder a written report notifying the Holders of any occurrence which prohibits the Corporation from issuing Common Stock upon any such conversion. The report shall also specify
         (i) the total number of shares of Series B Preferred Stock outstanding as of the date of the request, (ii) the total number of shares of Common Stock issued upon all conversions of Series B Preferred Stock through the date of the request, (iii) the total number of shares of Common Stock which are reserved for issuance upon conversion of the Series B Preferred Stock as of the date of the request, and (iv) the total number of shares of Common Stock which may thereafter be issued by the Corporation upon conversion of the Series B Preferred Stock before the Corporation would exceed the Common Share Limit and Reserved Amount. The Corporation shall, within five (5) days after delivery to the Corporation of a written request by any Holder, provide all of the information enumerated in clauses (i)(v) of this section 13(b) and, at the request of a Holder, make public disclosure thereof.

                  C. Payment of Cash; Defaults. Whenever the Corporation is required to make any cash payment to a Holder under these Articles of Incorporation (as a Conversion Default Payment, Redemption Amount or otherwise), such cash payment shall be made to the Holder by the method (by certified or cashier's check or wire transfer of immediately available funds) elected by such Holder. If such payment is not delivered when due such Holder shall thereafter be entitled to interest on the unpaid amount until such amount is paid in full to the Holder at a per annum rate equal to the lower of (x) twelve percent (12%) and (y) the highest interest rate permitted by applicable law.

                  D. Conversion of Default Amounts. In addition, and notwithstanding anything to the contrary contained in these Articles, a Holder may elect in writing to convert all or any portion of accrued Default Amounts, at any time and from time to time, into Common Stock at the lowest Conversion Price in effect during the period beginning on the date of the default with respect thereto through the cure date for such default. In the event that a Holder elects to convert all or any portion of the Default Amounts into Common Stock, the Holder shall so notify the Corporation on a Notice of Conversion of such portion of the Default Amounts which such holder elects to so convert and such conversion shall otherwise be effected in accordance with the provisions of, and subject to limitations contained in, section 4.

                  E. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in these Articles of Incorporation shall be cumulative and in addition to all other remedies available under these Articles of Incorporation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of these Articles of Incorporation (including, without limitation, damages incurred to effect "cover" purchase of shares of Common Stock anticipated to be received upon a conversion hereunder and not received in accordance with the terms hereof). Corporation covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein; provided, however, that the Corporation shall be entitled to prepare summaries of these Articles of Incorporation for purposes of complying with its disclosure obligations and in connection with bona fide disputes as to the operations of the provisions of these Articles of Incorporation. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of Series B Preferred Stock and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees that, in the event of any such breach or threatened breach, the Holders shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

                  F. Specific Shall Not Limit General; References to "Series B Preferred Stock." No specific provision contained in these Articles of Incorporation shall limit or modify any more general provision contained herein. These Articles of Incorporation shall be deemed to be jointly drafted by the Corporation and the Holders and shall not be construed against any person as the drafter. Any reference herein to Series B Preferred Shares, Series B Preferred Stock or an unspecified amount of Series B Preferred Shares or Series B Preferred Stock shall be deemed to include, without limitation, all shares of Series B Preferred Stock issued or then issuable as a dividend or otherwise in satisfaction of any obligation of the Corporation with respect to any Series B Preferred Stock issued on the date hereof.

                  G. Failure or Indulgency Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, not shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.


                                   ARTICLE VI
                                Preemptive Rights

         No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock that may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.


                                   ARTICLE VII
                                    Directors

         The business and affairs of the Corporation shall be managed by or under the direction of the board of directors, which shall consist of not fewer than one (1) and nor more than nine (15) directors, the exact number to be determined and increased or decreased from time to time by resolution adopted by the board of directors, providing that the number of directors shall not be reduced to less than one (1).

         In furtherance, but not in limitation of the powers conferred by statute, the board of directors is expressly authorized to do the following:

                  (a) Designate one (1) or more committees, each committee to consist of one or more of the directors of the Corporation and such number of natural persons who are not directors as the board of directors shall designate, which to the extent provided in the Resolution, or in the by-laws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation.

                  (b) As provide by Nevada Revised Statutes 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this Corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason. The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article as though more fully set forth, and such Article shall be read and interpreted to provide the greatest latitude in its application.

                  (c) As provided by Nevada Revised Statutes 78.207, without repeating the section in full here, the board of directors shall have the authority to change 0the number of shares of any class or series, if any, of authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change by a resolution adopted by the board of directors, without obtaining the approval of the stockholders.

                  (d) If a proposed increase or decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the increase or decrease, regardless of limitations or restrictions on the voting power thereof. The increase or decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power in each class or series whose preference or rights are not adversely affected by the increase or decrease.

                  (e) Special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors.


                                  ARTICLE VIII
                                 Indemnification

         Any person who was or is a party or is or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article VIII. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the by-laws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

         The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this Article VIII do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law


                                   ARTICLE IX
                       Limitations on Directors' Liability

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer, and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law. If the Nevada Revised Statutes are amended after the date of filing of these Articles to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                                    ARTICLE X
                               Statutory Elections


         A. Election not to be Governed by Nevada Revised Statutes 78.378 to
78.3793 Inclusive. The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of Nevada Revised Statutes 78.378 to 78.3793, inclusive, relating to acquisition of a controlling interest in the Corporation.

         B. Election not to be Governed by Nevada Revised Statutes 78.411 to 78. 444 Inclusive. The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of Nevada Revised Statutes 78.411 to 78.444, inclusive, relating to combinations with interested stockholders.

                               Exhibit C - Page 2
                               Exhibit C - Page 1
                                    EXHIBIT C

                        BUSINESS CORPORATION LAW OF UTAH

                   Utah Annotated Code ss. 16-10a-1320 et seq.


16-10a-1320       Notice of dissenters' rights.

         (1) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to asset dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

         (2) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to asset dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10a-1321       Demand for payment Eligibility and notice of intent.

         (1) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

                  (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

                  (b) may not vote any of his shares in favor of the proposed action.

         (2) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, a shareholder who wishes to asset dissenters' rights may not execute a writing consenting to the proposed corporate action.

         (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, by-laws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

         (4) A shareholder who does not satisfy the requirements of Subsections
(1) through (3) is not entitled to payment for shares under this part.

16-10a-1322       Dissenters' notice.

         (1) If proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to al shareholders who are entitled to demand payment for their shares under this part.

         (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

                  (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

                  (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

                  (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

                  (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

                  (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

                  (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

                  (g) be accompanied by a copy of this part.

16-10a-1323       Procedure to demand payment.

         (1) A shareholder who is given a dissenters' notice described in
Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to asset dissenters' rights must, in accordance with the terms of the dissenters' notice:

                  (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;

                  (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

                  (c) if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

         (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

         (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

                                    EXHIBIT D

                  FORM OF DISSENT AND DEMAND FOR REDEMPTION OF
                        COMMON STOCK OF TRUE HEALTH, INC.


True Health, Inc.
Attn: David Francis
Kelsey House
77 High Street
Beckenham
Kent
BR3 1AN
United Kingdom

         Re:      Dissent and Redemption of Common Stock

Ladies and Gentlemen:

         The undersigned hereby notifies you that he/she/it dissents from the merger of True Health, Inc., a Utah corporation, with and into its wholly owned subsidiary, MediQuip Holdings, Inc., a Nevada corporation and demands that you redeem all share of stock of True Health, Inc. beneficially owned by me as required by Utah Annotated Code ss.16-10a-1320 et seq. I have enclosed with this demand a certificate representing all shares of True Health, Inc. held of record by me. Payment for such shares shall be sent to the address set forth below my signature.


             ------------------------------------------------------
          (Signature Exactly as it Appears on the Enclosed Certificate)

             ------------------------------------------------------
                                 (Printed Name)

             ------------------------------------------------------
                                    (Address)

             ------------------------------------------------------
                              (City) (State) (Zip)